SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement           / /  Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
                                                or Rule 14a-12
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c)


                           EVERGREEN EQUITY TRUST
                        EVERGREEN VARIABLE ANNUITY TRUST

- ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

- ------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

- ------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

- ------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

- ------------------------------------------------------------------------------
     (5)  Total fee paid:

- ------------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:

- ------------------------------------------------------------------------------

                               Page 1 of [2]

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

- ------------------------------------------------------------------------------
     (2)  Form, Schedule, or Registration no.:

- ------------------------------------------------------------------------------
     (3)  Filing Party:

- ------------------------------------------------------------------------------
     (4)  Date Filed:

- ------------------------------------------------------------------------------


                                   Page 2 of [2]

                             EVERGREEN EQUITY TRUST
                        EVERGREEN VARIABLE ANNUITY TRUST
                   (EACH A "TRUST", COLLECTIVELY THE "TRUSTS")

                               200 Berkeley Street
                           Boston, Massachusetts 02116

April 26, 2001

Dear Shareholder:

         I am writing to shareholders of Evergreen Capital Growth Fund and Evergreen VA Capital Growth Fund (collectively, the "Funds") to let you know about a Special Meeting of Shareholders to be held on May 18, 2001. Before that meeting, I would like your vote on two important proposals described in the accompanying Notice of Special Meeting of Shareholders and Proxy Statement. The proposals relate to the approval of new advisory and sub-advisory agreements for each Fund.

         The first proposal would authorize the Funds to enter into new investment advisory agreements with Evergreen Investment Management Company, LLC ("Evergreen") under which Evergreen would be responsible for overseeing the day-to-day management of each Fund, subject to the overall supervision of the Board of Trustees of each Trust.

         The second proposal would authorize Evergreen to enter into new sub-advisory agreements with Pilgrim Baxter Value Investors, Inc. ("Pilgrim Baxter") under which Pilgrim Baxter would be responsible for the day-to-day investment and reinvestment of each Fund's securities, subject to the overall supervision of Evergreen and the Board of Trustees of each Trust.

         The Board of Trustees of each Trust has unanimously approved each of the proposals and recommends that you vote FOR each proposal.

         I realize that this Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals and to sign and return your proxy card in the enclosed postage-paid envelope today. Instructions on how to complete the proxy card are included immediately after the Notice of Special Meeting. If your investment includes Evergreen VA Capital Growth Fund ("VA Capital Growth"), you have the right to instruct The Hartford Life Insurance Company, American Skandia Life Assurance Corporation, Nationwide Financial Services, Inc., or Transamerica Life Insurance Company how to vote the VA Capital Growth shares they hold under your annuity contract.

        If you own shares of Evergreen Capital Growth Fund and you have any questions about the proposals or the proxy card, please call Shareholder Communications Corporation at 888-696-2612. You may record your vote by telephone, fax your completed and signed proxy card (both front and back sides) to 800-733-1885 or you may vote on the Internet by following the voting instructions as outlined on your proxy card.

        If you own shares of Evergreen VA Capital Growth Fund, please follow the voting instructions as outlined on your proxy card.

        Thank you for taking this matter seriously and participating in this important process.

                                   Sincerely,

                                   William M. Ennis
                                   President and Chief Executive Officer
                                   Evergreen Investment Company, Inc.

                          EVERGREEN CAPITAL GROWTH FUND
                        EVERGREEN VA CAPITAL GROWTH FUND

                               200 Berkeley Street
                           Boston, Massachusetts 02116

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2001

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Evergreen Capital Growth Fund, a series of Evergreen Equity Trust, and Evergreen VA Capital Growth Fund, a series of Evergreen Variable Annuity Trust, (collectively, the "Funds") will be held at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116 on May 18, 2001 at 10:00 a.m. Eastern Time (collectively, the "Special Meeting") for the following purposes:

1. To approve a new investment advisory agreement between each Fund and Evergreen Investment Management Company, LLC.

2. To approve a new investment sub-advisory agreement between Evergreen Investment Management Company, LLC and Pilgrim Baxter
         Value Investors, Inc. with respect to each Fund.

3. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         The Boards of Trustees of Evergreen Equity Trust and Evergreen Variable Annuity Trust have fixed the close of business on March 30, 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                               By order of the Board of Trustees

                                               Michael H. Koonce
                                               SECRETARY

April 26, 2001

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE URGED WITHOUT DELAY TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH ON THE INSIDE COVER OF THIS NOTICE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                                               VALID SIGNATURE

CORPORATE ACCOUNTS
(1)      ABC Corp                                          ABC Corp.
(2)      ABC Corp                                          John Doe, Treasurer
(3)      ABC Corp.
         c/o John Doe, Treasurer                           John Doe
(4)      ABC Corp. Profit Sharing Plan                     John Doe, Trustee

TRUST ACCOUNTS
(1)      ABC Trust                                         Jane B. Doe, Trustee
(2)      Jane B. Doe, Trustee u/t/d 12/28/78               Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
(1)      John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA  John B. Smith
(2)      Estate of John B. Smith                             John B. Smith, Jr.,
                                                                  Executor

         After completing your proxy card, return it in the enclosed postage paid envelope.


                          OTHER WAYS TO VOTE YOUR PROXY
                      (EVERGREEN CAPITAL GROWTH FUND ONLY)

         VOTE BY TELEPHONE:
1.       Read the PROXY STATEMENT and have your PROXY CARD at hand.
2.       Call the toll-free number found on your PROXY CARD.
3.       Enter the 12-digit CONTROL NUMBER found on your PROXY CARD.
4.       Follow the simple recorded instructions.

         VOTE BY FAX:
1.       Read the PROXY STATEMENT and have your completed PROXY CARD at hand.
2.       Fax BOTH FRONT and BACK SIDES of your PROXY CARD to [FAX. NO. TO BE
          INSERTED].

         VOTE BY INTERNET:
1.       Read the PROXY STATEMENT and have your PROXY CARD at hand.
2. Go to the website indicated on your PROXY CARD and follow the voting instructions.

         The above methods of voting are generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone, fax or the Internet.

         If you have any questions about the proxy card, please call Shareholder Communications Corporation at [XXX-XXX-XXXX].


     SPECIAL INSTRUCTIONS FOR EVERGREEN VA CAPITAL GROWTH FUND SHAREHOLDERS

         If your investment includes Evergreen VA Capital Growth Fund ("VA Capital Growth"), you have the right to instruct The Hartford Life Insurance Company (" Hartford"), American Skandia Life Assurance Corporation ("American Skandia"), Nationwide Financial Services, Inc. ("Nationwide") or Transamerica Life Insurance Company ("Transamerica") how to vote the VA Capital Growth shares they hold under your annuity contract. You can do so by mail or telephone by following the instructions on the enclosed proxy card. Hartford, American Skandia, Nationwide and Transamerica will vote any VA Capital Growth shares for which they do not receive voting instructions in proportionately the same manner -either For, Against or Abstain - as shares for which they do receive instructions. For purposes of this proxy statement, annuity contract owner is referred to as "shareholder" and the voting instruction form is referred to as "proxy card."

                          EVERGREEN CAPITAL GROWTH FUND
                        EVERGREEN VA CAPITAL GROWTH FUND


                               200 Berkeley Street
                           Boston, Massachusetts 02116


                         SPECIAL MEETING OF SHAREHOLDERS

                                  MAY 18, 2001

                                 PROXY STATEMENT



         This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees of Evergreen Equity Trust and Evergreen Variable Annuity Trust (the "Trusts"), for use at a Special Meeting of Shareholders of Evergreen Capital Growth Fund, a series of the Evergreen Equity Trust, and Evergreen VA Capital Growth Fund, a series of the Evergreen Variable Annuity Trust, (collectively, the "Funds") to be held at 10:00 a.m. Eastern Time on May 18, 2001 at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, Massachusetts 02116, and any adjournments thereof (collectively, the "Special Meeting"). A notice of the Special Meeting and a proxy card accompany this Proxy Statement. This Proxy Statement and the accompanying Notice of Special Meeting and proxy card are first being mailed to shareholders on or about April 27, 2001. The costs incurred in connection with preparing this Proxy Statement and its enclosures will be paid by Evergreen Investment Management Company, LLC ("Evergreen"). Each Fund's most recent annual report is available upon request without charge by writing the Fund at the address listed above or calling the Trusts at [800-252-0064]. (<- ??? (NO. NEEDS TO BE CONFIRMED))

                VOTING INFORMATION CONCERNING THE SPECIAL MEETING

         If the enclosed proxy is properly executed and returned in time to be voted at the Special Meeting, the shares of beneficial interest ("Shares") represented by the proxy will be voted in accordance with the instructions marked therein. UNLESS INSTRUCTIONS TO THE CONTRARY ARE MARKED ON THE PROXY, IT WILL BE VOTED FOR THE MATTERS LISTED IN THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF SHAREHOLDERS. Shareholders whose shares are held of record by their broker-dealer and who wish to vote in person at the Special Meeting should obtain a proxy form from their broker-dealer.

         Abstentions will have the same effect as a vote "Against" the proposal. "Broker Non-Votes" are shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter. If the proposals being considered here are treated as routine matters as anticipated, then brokers will be permitted to vote the proxy absent instructions from their clients and, therefore, there will not be any "Broker Non-Votes."

         Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Special Meeting and voting his or her Shares in person, or by submitting a letter of revocation or a later-dated proxy to the Trust at the above address prior to the date of the Special Meeting. Shareholders whose shares are held of record by their broker-dealer and who wish to revoke their vote should contact their broker-dealer.

         Under each Trust's Agreement and Declaration of Trust (the "Declaration of Trust"), a quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares of the Fund entitled to vote at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve each proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.



                                  INTRODUCTION

         Currently, each Fund is advised by Evergreen Investment Management Company, LLC ("Evergreen") under an interim investment advisory agreement dated April 2, 2001 (the "Interim Advisory Agreements"). In addition, each Fund is currently sub-advised by Pilgrim Baxter Value Investors, Inc. ("Pilgrim Baxter") under an interim sub-advisory agreement dated April 2, 2001 (the "Interim Sub-Advisory Agreements"). Previously, each Fund was advised solely by Evergreen under an investment advisory agreement approved by the Boards of Trustees of the Trusts on September 23, 2000, effective on November 11, 2000, for both Evergreen Capital Growth Fund and Evergreen VA Capital Growth Fund ("Old Advisory Agreements"). The Old Advisory Agreements were last submitted to a vote of shareholders of the Funds on October 25, 1999 with respect to Evergreen Capital Growth Fund, and on October 1, 1999 with respect to Evergreen VA Capital Growth Fund.

         At a Special Meeting of the Boards of Trustees held on March 14, 2001, the Boards of Trustees were notified that John Davenport, portfolio manager of the Funds, and his team of portfolio managers and analysts, gave notice of their departure from Evergreen. In response to this situation, the Board of Trustees for both Trusts approved proposals by Evergreen to restructure the manner in which the Funds' assets are managed. To implement new investment advisory arrangements for the Funds without interruption to the Funds' management, the Boards of the Trusts, including a majority of the Trustees that are not "interested persons," as defined in the Investment Company Act of 1940 (the "1940 Act") (the "Disinterested Trustees"), terminated the Old Advisory Agreements and approved the Interim Advisory Agreements and the Interim Sub-Advisory Agreements effective April 2, 2001.

         Under the Interim Advisory Agreements, Evergreen serves as investment manager for the Funds and provides portfolio management oversight of Pilgrim Baxter as sub-advisor, instead of directly managing the Funds' portfolios. Each Fund pays Evergreen the same annual fee, 0.80% of average daily net assets, under its Interim Advisory Agreement that it paid under the Old Advisory
Agreement. Under the Interim Sub-Advisory Agreement, Pilgrim Baxter provides each Fund with a continuous investment program for which Evergreen, not the Fund, pays Pilgrim Baxter an annual fee of 0.20% of the Fund's average daily net assets. The total advisory fees payable by the Funds pursuant to the Interim Advisory Agreements and Interim Sub-Advisory Agreements (collectively, the
"Interim Agreements") are the same as they were under the Old Advisory Agreements. Each Fund's Interim Agreement will terminate automatically on the earlier of 150 days from their effective date or the date such Fund's shareholders approve the new investment advisory agreements and the sub-advisory agreements.

         Evergreen, located at 200 Berkeley Street, Boston, Massachusetts 02116, is a wholly-owned subsidiary of First Union Corporation ("First Union") and is in the business of providing advisory and administrative services to the Funds and other investment advisory clients. First Union, located at 301 South College Street, Charlotte, North Carolina 28288-0013, is a publicly held bank holding company. Pilgrim Baxter, located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087, is a wholly owned subsidiary of Pilgrim Baxter & Associates, Ltd., advisor to the PBHG Funds and a wholly-owned subsidiary of United Asset Management Corporation ("UAM"). UAM, located at One International Place, Boston, Massachusetts 02110, is a privately held Delaware corporation which was acquired in September 2000 by Old Mutual plc ("Old Mutual"), an English public limited corporation which trades on London and South African Stock Exchanges. Old Mutual is located at Lansdowne House, 57 Berkeley Square, London, United Kingdom, W1J 6ER. Pilgrim Baxter & Associates, Ltd. is located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087.

         Evergreen Investment Services, Inc. ("EIS"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as administrator to the Funds, subject to the supervision and control of the Trusts' Boards of Trustees. Evergreen Capital Growth Fund paid $710,465 to EIS in administrative fees for the fiscal year ended September 30, 2000, and Evergreen VA Capital Growth Fund paid $30,178 to EIS in administrative fees for the fiscal year ended December 31, 2000.

         Evergreen Distributor, Inc. ("EDI"), 90 Park Avenue, New York, New York 10016, markets the Capital Growth Fund through broker-dealers and other financial representatives. Evergreen Capital Growth Fund paid $2,946,915 to EDI in service and distribution fees for the fiscal year ended September 30, 2000.

         Evergreen Service Company, LLC ("ESC"), P.O. Box 2121, Boston, Massachusetts 02106-9970, a subsidiary of First Union Corporation, is the Funds' transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. Evergreen Capital Growth Fund paid $1,584,265 to ESC in transfer agent fees for the fiscal year ended September 30, 2000, and Evergreen VA Capital Growth Fund paid $1,001 to ESC in transfer agent fees for the fiscal year ended December 31, 2000.

         First Union Securities, Inc. ("FUSI") is an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), the parent to the advisor of the Funds. FUSI is an affiliated broker-dealer to the Funds. The Funds did not pay any commissions to FUSI as of the end of each Fund's most recent fiscal year.



                                   PROPOSAL 1

               TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS WITH
                  EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC.

         On March 14, 2001 the Boards of each Trust, including a majority of its Disinterested Trustees, approved the new investment advisory agreements (the "New Advisory Agreements") with Evergreen. Under the New Advisory Agreements, Evergreen would be responsible for overseeing the day-to-day management of each Fund's assets, subject to the overall supervision of the Board of Trustees. Each Fund pays a fee to Evergreen for its services as described below. There will be no change in the fees paid by each Fund to Evergreen under the New Advisory Agreements.

         Pursuant to Section 15 of the 1940 Act, the New Advisory Agreements will not become effective unless approved by shareholders of each Fund.



                           EVALUATION BY THE TRUSTEES

         In connection with their review of the New Advisory Agreements with Evergreen, the Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the New Advisory Agreements.

         The material factors considered by the Trustees were: the nature and quality of services currently being provided by Evergreen under the Old Advisory Agreements and to be provided by Evergreen under the New Advisory Agreements; the amount of fees that have been and are expected to be paid; Evergreen's financial strength; and its administrative support services.

         The factors that the Trustees considered most significant were that, under the New Advisory Agreements, there would be a continuity of fees paid by the Funds and a continuity of management and personnel at Evergreen to oversee the sub-advisory services provided by Pilgrim Baxter. The Trustees were also satisfied that Evergreen (1) was knowledgeable and experienced in overseeing investment management services provided by unaffiliated sub-advisors and (2) had the personnel and financial resources to enable it to discharge its duties under the New Advisory Agreements adequately. After careful consideration, the Trustees believe that the best interests of the shareholders of the Funds would be served if the New Advisory Agreements were approved.



                      TERMS OF THE NEW ADVISORY AGREEMENTS

         The following description of the New Advisory Agreements is qualified entirely by reference to the form of Advisory Agreement, which is attached as Exhibit A. The New Advisory Agreements are substantially identical to the
Interim Advisory Agreements and the Funds' recently terminated Old Advisory Agreements, except for the dates of execution and terms of the Agreements. The Interim Advisory Agreements are only effective for 150 days from the termination date of the Old Advisory Agreements, not two years from the date of adoption as under the New Advisory Agreements. Each Agreement will provide in substance (1) that each Fund will pay Evergreen fees for services provided at the annual rates described below under the section entitled "Fees Paid Under Advisory Agreement";
(2) that it will continue for a period of two years from its effective date and thereafter, from year to year, if approved at least annually by a majority vote of the outstanding shares of the Fund or by a majority of the Trustees and a majority of the Disinterested Trustees; (3) that it may be terminated, without penalty, by Evergreen, by the Trustees or by majority vote of the outstanding shares of each Fund upon 60 days prior written notice; (4) that it may be terminated by Evergreen on 60 days prior written notice to the Trust; and (5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act. The New Advisory Agreements also provide that Evergreen is not liable to the Trusts for any acts or omissions under the Advisory Agreement unless they constitute willful misfeasance, bad faith or gross negligence on the part of Evergreen, or reckless disregard in the performance of Evergreen's duties.

         The main difference between the New Advisory Agreements and the Interim Advisory Agreements on the one hand, and the Old Advisory Agreements on the other hand, is the change in Evergreen's role under the New Advisory Agreements and Interim Advisory Agreements. Under the Old Advisory Agreements, Evergreen's role was to provide continuous investment management to the Funds, including investment research, evaluation and determination of what securities would be purchased, retained or sold by the Funds. Under the New Advisory Agreements and the Interim Advisory Agreements, the role of Evergreen is to oversee the day-to-day management of the Funds' portfolios by Pilgrim Baxter. Such oversight includes monitoring and evaluating Pilgrim Baxter's performance. Evergreen will report to the Boards the results of its evaluation, supervision, and monitoring duties and will make recommendations to the Board concerning the renewal, modification or termination of the sub-advisory arrangements.

FEES PAID UNDER ADVISORY AGREEMENTS

         Each of the Old Advisory Agreements, the Interim Advisory Agreements and the New Advisory Agreements for each Fund provides that Evergreen will be paid a fee at the annual rate listed below:

EVERGREEN CAPITAL GROWTH FUND:

   --------------------------------------------------- -------------------------

   Average Daily Net Assets of the Fund                         0.80%

   --------------------------------------------------- -------------------------

EVERGREEN VA CAPITAL GROWTH FUND:

   --------------------------------------------------- -------------------------

   Average Daily Net Assets of the Fund                         0.80%

   --------------------------------------------------- -------------------------

         For their most recently completed fiscal years, the Funds paid the following aggregate advisory fees to its investment advisor:

===================================== ================ ========================
FUND                                  FISCAL YEAR END  FEES PAID TO EVERGREEN
------------------------------------- ---------------- ------------------------
------------------------------------- ---------------- ------------------------
Evergreen Capital Growth Fund            9/30/2000            $3,789,146*
------------------------------------- ---------------- ------------------------
------------------------------------- ---------------- ------------------------
Evergreen VA Capital Growth Fund        12/31/2000              $285,629**
===================================== ================ ========================
* This fee was paid to Mentor Investment Advisors, LLC (Mentor), a wholly-owned subsidiary of FUNB. Mentor was the Fund's advisor until 10/31/2000 when the advisory contracts were realigned and Evergreen became the Fund's advisor.
**Of this total fee, $44,206 was paid to Evergreen and $241,423 was paid to Mentor. Mentor was the Fund's advisor until 10/31/2000 when the advisory contracts were realigned and Evergreen became the Fund's advisor.


PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF EVERGREEN

---------------------------- ----------------------------------- ----------------------------
NAME                         TITLE                               BUSINESS ADDRESS
---------------------------- ----------------------------------- ----------------------------
---------------------------- ----------------------------------- ----------------------------
William M. Ennis, II         Director                            Evergreen Funds
                                                                 200 Berkeley Street
                                                                 Boston, MA 02116
---------------------------- ----------------------------------- ----------------------------
---------------------------- ----------------------------------- ----------------------------
Dennis H. Ferro              Director, President and Chief       Evergreen Funds
                             Investment Officer                  200 Berkeley Street
                                                                 Boston, MA 02116
---------------------------- ----------------------------------- ----------------------------
---------------------------- ----------------------------------- ----------------------------
Richard S. Gershen           Director, Chief Operating Officer   First Union Corporation
                                                                 301 South College Street
                                                                 Charlotte, NC 28288
---------------------------- ----------------------------------- ----------------------------
---------------------------- ----------------------------------- ----------------------------
Donald A. McMullen, Jr.      Director                            First Union Corporation
                                                                 301 South College Street
                                                                 Charlotte, NC 28288
---------------------------- ----------------------------------- ----------------------------
---------------------------- ----------------------------------- ----------------------------
W. Douglas Munn              Director, Senior Vice President     Evergreen Funds
                             and Chief Operating  Officer        200 Berkeley Street
                                                                 Boston, MA 02116
---------------------------- ----------------------------------- ----------------------------
---------------------------- ----------------------------------- ----------------------------
James F. Angelos             Chief Compliance Officer and        Evergreen Funds
                             Senior Vice President               200 Berkeley Street
                                                                 Boston, MA 02116
---------------------------- ----------------------------------- ----------------------------
---------------------------- ----------------------------------- ----------------------------
Christopher P. Conkey        Executive Managing Director and     Evergreen Funds
                             Chief Investment Officer / Boston   200 Berkeley Street
                                                                 Boston, MA 02116
---------------------------- ----------------------------------- ----------------------------
---------------------------- ----------------------------------- ----------------------------
Michael H. Koonce            Secretary and Chief Legal Officer   Evergreen Funds
                                                                 200 Berkeley Street
                                                                 Boston, MA 02116
---------------------------- ----------------------------------- ----------------------------
---------------------------- ----------------------------------- ----------------------------
Jean C. Ledford              Executive Managing Director and     Evergreen Funds
                             Chief Executive Officer / White     1311 Mamaroneck Ave.
                             Plains                              White Plains, New York 10605
---------------------------- ----------------------------------- ----------------------------
---------------------------- ----------------------------------- ----------------------------
Thomas W. Trickett           Chief Financial Officer             First Union Corporation
                                                                 301 South College Street
                                                                 Charlotte, NC 28288
---------------------------- ----------------------------------- ----------------------------


         Further information about Evergreen is set forth in Exhibit B.

                                  REQUIRED VOTE

         Approval of the New Advisory Agreements requires the vote of a majority of the outstanding Shares of each Fund. A majority of the outstanding Shares is defined in the 1940 Act as the lesser of (a) 67% of the Shares of the Fund present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; or (b) more than 50% of the outstanding Shares of the Fund ("Majority Vote"). If the New Advisory Agreements are not approved by the shareholders of each Fund, Evergreen will be paid the amount it is entitled to receive under the Interim Advisory Agreements for services provided. The Trustees will then consider other possible courses of action which are in the best interests of shareholders.

         EACH BOARD OF TRUSTEES, INCLUDING ALL OF THE DISINTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF EACH NEW INVESTMENT ADVISORY AGREEMENT.



                                   PROPOSAL 2

                     TO APPROVE SUB-ADVISORY AGREEMENTS WITH
                      PILGRIM BAXTER VALUE INVESTORS, INC.

         On March 14, 2001 the Board of each Trust, including a majority of Disinterested Trustees, approved new sub-advisory agreements (the "New
Sub-Advisory Agreements") with Pilgrim Baxter. Under the New Sub-Advisory Agreements, Pilgrim Baxter would be responsible for the day-to-day investment and reinvestment of each Fund's securities, subject to the supervision of Evergreen and the Boards of Trustees of the Trusts. For such services, Evergreen would pay Pilgrim Baxter under the New Sub-Advisory Agreements fees as described below under the section entitled "Fees Paid Under Sub-Advisory Agreement."

         Pursuant to Section 15 of the 1940 Act, the New Sub-Advisory Agreements will not become effective unless approved by shareholders of each Fund.



                           EVALUATION BY THE TRUSTEES

         In connection with their review of the New Sub-Advisory Agreements with Pilgrim Baxter, the Trustees requested, received and considered such information as they deemed reasonably necessary to enable them to evaluate the New Sub-Advisory Agreements.

         The material factors considered by the Trustees were: the nature and quality of services to be provided by Pilgrim Baxter; the similarities between the investment process and style currently being used to manage the Funds and that of the Pilgrim Baxter investment team; the similarity between the stock holdings in the portfolios currently managed by Pilgrim Baxter and the Funds; the fact that each of the Funds' total advisory costs would not change; Pilgrim Baxter's financial strength and insurance coverage; the investment advisory experience and reputation of the personnel of Pilgrim Baxter; and the strength and depth of the Pilgrim Baxter investment team, their analysts and their quantitative support.

         The Trustees were also satisfied that Pilgrim Baxter (1) was knowledgeable and experienced in the management of mutual funds, particularly mutual funds with an investment style and focus similar to the Funds, and (2) had the personnel and financial resources to enable it to discharge its duties under the New Sub-Advisory Agreements adequately. After careful consideration, the Trustees believe that the best interests of the shareholders of the Funds would be served if the New Sub-Advisory Agreements are approved.



                    TERMS OF THE NEW SUB-ADVISORY AGREEMENTS

         The following description of the New Sub-Advisory Agreements is qualified entirely by reference to the Form of Sub-Advisory Agreement, which is attached as Exhibit C. The New Sub-Advisory Agreements are substantially identical to the Interim Sub-Advisory Agreements, except for the dates of execution and term of the Agreements. The Interim Agreements are only effective for 150 days from their effective date, not for two years from the date of adoption as under the New Sub-Advisory Agreements. Each Agreement will provide in substance (1) that Evergreen will pay Pilgrim Baxter fees for its services as further described below; (2) that it will continue for a period of two years from its effective date and thereafter from year to year if approved at least annually by a majority vote of the outstanding shares of each Fund or by a majority of the Trustees and a majority of the Disinterested Trustees; (3) that it may be terminated, without penalty, by Evergreen, by the Trustees or by majority vote of the outstanding shares of each Fund upon 60 days prior written notice; (4) that it may be terminated by Pilgrim Baxter on 60 days prior written notice to Evergreen, or upon shorter notice as may be mutually agreed upon; and
(5) that it will terminate automatically in the event of its "assignment" as such term is defined in the 1940 Act. The New Sub-Advisory Agreements also provide that Pilgrim Baxter is not liable to the Trusts or to Evergreen for any acts or omissions under the New Sub-Advisory Agreements unless they constitute willful misfeasance, bad faith or gross negligence on the part of Pilgrim Baxter, or reckless disregard in the performance of Pilgrim Baxter's duties.

FEES PAID UNDER SUB-ADVISORY AGREEMENT

         As noted above, the Funds pay an advisory fee to Evergreen. In full consideration of the services rendered pursuant to the New Sub-Advisory Agreements, Evergreen has agreed to pay a portion of its advisory fee to Pilgrim Baxter equal to 0.20% of the average daily net assets of each Fund. Neither Fund is obligated to pay any fee to Pilgrim Baxter.

PORTFOLIO TRANSACTIONS

         Subject to the supervision and control of Evergreen and the Trustees of the Trusts, Pilgrim Baxter will be responsible for decisions to buy and sell securities for each Fund and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange, and on transactions in options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. Pilgrim Baxter will be responsible for effecting each Fund's portfolio transactions and will do so in a manner deemed fair and reasonable to each Fund and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, Pilgrim Baxter will consider the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide a Fund or Pilgrim Baxter with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. Pilgrim Baxter is of the opinion that, because this material must be analyzed and reviewed, its receipt and use will not tend to reduce expenses but may benefit the Fund by supplementing Pilgrim Baxter's own research. In seeking the most favorable price and execution available, Pilgrim Baxter may, if permitted by law, consider sales of the Funds' shares a factor in the selection of broker-dealers.

         Pilgrim Baxter may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which a Fund effects its securities transactions may be used by Pilgrim Baxter in servicing all of its accounts; not all such services may be used in connection with a Fund. In the opinion of Pilgrim Baxter, it is not possible to measure separately the benefits from research services to each of its accounts, including a Fund. Whenever concurrent decisions are made to purchase or sell securities by a Fund and another account, Pilgrim Baxter will attempt to allocate equitably portfolio transactions among the Fund and other accounts. In making such allocations between a Fund and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Fund and the other accounts. In some cases this procedure could have an adverse effect on the Fund. In the opinion of Pilgrim Baxter, however, the results of such procedures will, on the whole, be in the best interest of the Funds and each of the accounts.

         Pilgrim Baxter may execute portfolio transactions through certain of Evergreen's affiliated brokers, acting as agent in accordance with procedures established by the Trust's Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF PILGRIM BAXTER

   --------------------------------- --------------------------------------- -----------------------------------------
   NAME                              TITLE                                   BUSINESS ADDRESS
   --------------------------------- --------------------------------------- -----------------------------------------
   --------------------------------- --------------------------------------- -----------------------------------------
   Harold J. Baxter                  Chairman, Chief Executive               Pilgrim Baxter & Associates, Ltd.
                                     Officer and Director                    1400 Liberty Ridge Road
                                                                             Wayne, Pennsylvania 19087
   --------------------------------- --------------------------------------- -----------------------------------------
   --------------------------------- --------------------------------------- -----------------------------------------
   Gary L. Pilgrim                   President and Director                  Pilgrim Baxter & Associates, Ltd.
                                                                             1400 Liberty Ridge Road
                                                                             Wayne, Pennsylvania 19087
   --------------------------------- --------------------------------------- -----------------------------------------
   --------------------------------- --------------------------------------- -----------------------------------------
   Eric C. Schneider                 Chief Financial Officer and Director    Pilgrim Baxter & Associates, Ltd.
                                                                             1400 Liberty Ridge Road
                                                                             Wayne, Pennsylvania 19087
   --------------------------------- --------------------------------------- -----------------------------------------
   --------------------------------- --------------------------------------- -----------------------------------------
   Raymond J. McCaffrey              Vice President - Portfolio Manager      Pilgrim Baxter & Associates, Ltd.
                                                                             1400 Liberty Ridge Road
                                                                             Wayne, Pennsylvania 19087
   --------------------------------- --------------------------------------- -----------------------------------------
   --------------------------------- --------------------------------------- -----------------------------------------
   Jerome J. Heppelmann              Vice President - Portfolio Manager      Pilgrim Baxter & Associates, Ltd.
                                                                             1400 Liberty Ridge Road
                                                                             Wayne, Pennsylvania 19087
   --------------------------------- --------------------------------------- -----------------------------------------
   --------------------------------- --------------------------------------- -----------------------------------------
   John M. Zerr                      General Counsel and Secretary           Pilgrim Baxter & Associates, Ltd.
                                                                             1400 Liberty Ridge Road
                                                                             Wayne, Pennsylvania 19087
   --------------------------------- --------------------------------------- -----------------------------------------
   --------------------------------- --------------------------------------- -----------------------------------------
   Amy S. Yuter                      Chief Compliance Officer                Pilgrim Baxter & Associates, Ltd.
                                                                             1400 Liberty Ridge Road
                                                                             Wayne, Pennsylvania 19087
   --------------------------------- --------------------------------------- -----------------------------------------
   --------------------------------- --------------------------------------- -----------------------------------------
   Meghan M. Mahon                   Counsel and Assistant Secretary         Pilgrim Baxter & Associates, Ltd.
                                                                             1400 Liberty Ridge Road
                                                                             Wayne, Pennsylvania 19087
   --------------------------------- --------------------------------------- -----------------------------------------


         Further information about Pilgrim Baxter is set forth in Exhibit D.

                                  REQUIRED VOTE

         Approval of the New Sub-Advisory Agreements requires the vote of a majority of the outstanding Shares of each Fund. A majority of the outstanding Shares is defined in the 1940 Act as the lesser of (a) 67% of the Shares of the Fund present at the Special Meeting if more than 50% of the outstanding Shares are present in person or by proxy at the Special Meeting; or (b) more than 50% of the outstanding Shares of the Fund ("Majority Vote"). If the New Sub-Advisory Agreements are not approved by the shareholders of each Fund, Evergreen will be paid the amount it is entitled to receive under the Interim Advisory Agreements for services provided. The Trustees will then consider other possible courses of action which are in the best interests of shareholders.

         EACH BOARD OF TRUSTEES, INCLUDING ALL OF THE DISINTERESTED TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" APPROVAL OF EACH NEW SUB-ADVISORY AGREEMENT.



                             SHAREHOLDER INFORMATION

         Each Board of Trustees has fixed the close of business on March 30, 2001 as the record date (the "Record Date") for the determination of shareholders of the Funds entitled to notice of and to vote at the Special Meeting. All shareholders of record on the Record Date will be entitled to one vote for each dollar of net asset value held on that date. As of the Record Date, the following number of each class of Shares of beneficial interest of each Fund was outstanding:

==================== ============================= ===========================

Class of  Shares     Evergreen Capital Growth      Evergreen VA Capital
                     Fund                          Growth Fund
==================== ============================= ===========================
==================== ============================= ===========================
Class A                            10,042,502.903                         N/A
-------------------- ----------------------------- ---------------------------
-------------------- ----------------------------- ---------------------------
Class B                             3,545,309.902                         N/A
-------------------- ----------------------------- ---------------------------
-------------------- ----------------------------- ---------------------------
Class C                            10,716,177.827                         N/A
-------------------- ----------------------------- ---------------------------
-------------------- ----------------------------- ---------------------------
Class Y                                37,110.399                         N/A
-------------------- ----------------------------- ---------------------------
-------------------- ----------------------------- ---------------------------
VA                                            N/A               2,770,998.764

==================== ============================= ===========================


         As of March 30, 2001, the officers and the Trustees of the Trusts as a group beneficially owned less than 1% of the Shares of each Fund. To each Trusts' knowledge, the following persons owned beneficially or of record more than 5% of each class of each Fund's outstanding Shares as of the Record Date:

============================ ============================================== ============================ ================

                                                                                                          PERCENTAGE OF
        FUND/CLASS                         NAME AND ADDRESS                      NUMBER OF SHARES             CLASS
============================ ============================================== ============================ ================
=========================================================================================================================

Capital Growth Fund
-------------------------------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------

Class A                      Charles Schwab & Co. Inc.                              731,118.107              7.309%
                             Special Custody for the Exclusive Benefit of
                             Customers
                             Attn: Mutual Funds
                             101 Montgomery St.
                             San Francisco, CA 94104-4122
---------------------------- ---------------------------------------------- ---------------------------- ----------------
-------------------------------------------------------------------------------------------------------------------------

Capital Growth Fund
-------------------------------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             None
Class B
---------------------------- ---------------------------------------------- ---------------------------- ----------------
-------------------------------------------------------------------------------------------------------------------------

Capital Growth Fund
-------------------------------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             None
Class C
---------------------------- ---------------------------------------------- ---------------------------- ----------------
-------------------------------------------------------------------------------------------------------------------------

Capital Growth Fund
-------------------------------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             State Street Bank and Trust Co.
Class Y                      Cust for the IRA Rollover                               4,110.834               11.077%
                             Anthony Pavelich
                             17011 Warbler Lane
                             Orland Park, IL 60467-8805
---------------------------- ---------------------------------------------- ---------------------------- ----------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             State Street Bank and Trust Co. Cust
                             IRA FBO                                                 4,025.780               10.848%
                             Shoshana R. Firman
                             261 Midland Ave.
                             Rye, NY 10580-3849
---------------------------- ---------------------------------------------- ---------------------------- ----------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             State Street Bank and Trust Co. Cust
                             Rollover IRA FBO                                        2,658.880               7.165%
                             John Theodore Rosner
                             P.O. Box 3403
                             Thomasville, GA 31799-3403
---------------------------- ---------------------------------------------- ---------------------------- ----------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             Profit Sh. Retirement Plan for
                             Employees of Wayne Tile Co                              2,360.897               6.362%
                             1459 Route 23
                             Wayne, NJ 07470-7502
---------------------------- ---------------------------------------------- ---------------------------- ----------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             Patrick L. Bivona &
                             Josephine A. Bivona Jt Ten                              2,124.581               5.725%
                             405 Passaic Ave.
                             Nutley, NJ 07110-2787
---------------------------- ---------------------------------------------- ---------------------------- ----------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             First Clearing Corporation
                             Donald McMullen Jr Rev Trust                            2,044.154               5.508%
                             7630 Baltusrol Lane
                             Charlotte, NC 28210-4928
---------------------------- ---------------------------------------------- ---------------------------- ----------------
-------------------------------------------------------------------------------------------------------------------------

VA Capital Growth Fund
-------------------------------------------------------------------------------------------------------------------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             Hartford Life Insurance Company
                             Attn: David Ten Broeck                                1,697,859.069             61.272%
                             200 Hopmeadow St.
                             Simsbury, CT 06089-9625
---------------------------- ---------------------------------------------- ---------------------------- ----------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             Transamerica Life Insurance Company
                             4333 Edgewood Road NE                                  344,280.370              12.424%
                             Cedar Rapids, IA 52499-0001
---------------------------- ---------------------------------------------- ---------------------------- ----------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             American Skandia Assurance Corp.
                             Attn: Investment Accounting                            343,595.657              12.400%
                             P.O. Box 883
                             Shelton, CT 06484-0883
---------------------------- ---------------------------------------------- ---------------------------- ----------------
---------------------------- ---------------------------------------------- ---------------------------- ----------------
                             Nationwide Life Insurance Co.
                             C/o IPO Portfolio Accounting                           278,586.052              10.054%
                             P.O. Box 182029
                             Columbus, OH 43218-2029
============================ ============================================== ============================ ================


                                  OTHER MATTERS

SUBMISSION OF SHAREHOLDER PROPOSALS

         The Trusts are not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trusts at 200 Berkeley Street, Boston, MA 02116.

SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

         Shareholders holding at least 10% of a Trust's outstanding voting securities (as defined in the 1940 Act) may request the calling of a meeting of the Trust's shareholders for the purpose of voting on the removal of any Board member. Meetings of a Trust's shareholders for any other purpose will also be called by the Board when requested in writing by shareholders holding at least 10% of the Shares then outstanding or, if the Board members shall fail to call or give notice of any meeting of shareholders for a period of 30 days after such application, shareholders holding at least 10% of the Shares then outstanding may call and give notice of such meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

         Each Board of Trustees does not intend to present any other business at the Special Meeting other than as described in this Proxy Statement, nor is either Board aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote, or withhold their vote, thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PAID ENVELOPE.


April 26, 2001

                                                                    EXHIBIT A

                                     FORM OF
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

         AGREEMENT made as of the ____ day of ________, by and between [EVERGREEN EQUITY TRUST OR EVERGREEN VARIABLE ANNUITY TRUST], a Delaware business trust (the "Trust") and EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware corporation, (the "Adviser").

         WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust, its series of shares as listed on Schedule 1 to this Agreement and each series of shares subsequently issued by the Trust (each singly a "Fund" or collectively the "Funds").

         THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

         1. (a) The Trust hereby employs the Adviser to manage and administer the operation of the Trust and each of its Funds, to supervise the provision of the services to the Trust and each of its Funds by others, and to manage the investment and reinvestment of the assets of each Fund of the Trust in conformity with such Fund's investment objectives and restrictions as may be set forth from time to time in the Fund's then current prospectus and statement of additional information, if any, and other governing documents, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

         (b) In the event that the Trust establishes one or more Funds, in addition to the Funds listed on Schedule 1, for which it wishes the Adviser to perform services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing and such Fund shall become a Fund hereunder and the compensation payable to the Adviser by the new Fund will be as agreed in writing at the time.

         2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of each Fund with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of each Fund. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in
Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act")) provided to a Fund and/or other accounts over which the Adviser or an affiliate of the Adviser exercises investment discretion. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or in terms of all of the accounts over which investment discretion is so exercised.

         3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

         (a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such; and

         (b) all expenses of the Adviser incurred in connection with its services hereunder.

         The Trust assumes and shall pay all other expenses of the Trust and its Funds, including, without limitation:

         (a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of any of its Funds;

         (b) all charges and expenses for bookkeeping and auditors;

         (c) all charges and expenses of any transfer agents and registrars appointed by the Trust;

         (d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

         (e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to a Fund in connection with transactions involving securities and other property to which the Fund is a party;

         (f) all costs and expenses of distribution of shares of its Funds incurred pursuant to Plans of Distribution adopted under Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act");

         (g) all taxes and trust fees payable by the Trust or its Funds to Federal, state, or other governmental agencies;

         (h) all costs of certificates representing shares of the Trust or its Funds;

         (i) all fees and expenses involved in registering and maintaining registrations of the Trust, its Funds and of their shares with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Funds' shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

         (j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of each Fund of the Trust;

         (k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Funds;

         (l) all charges and expenses of legal counsel for the Trust and its Funds and for Trustees of the Trust in connection with legal matters relating to the Trust and its Funds, including, without limitation, legal services rendered in connection with the Trust and its Funds' existence, trust, and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust and its Funds have herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust and its Funds, its Trustees, officers, employees, or agents;

         (m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

         (n) all extraordinary expenses and charges of the Trust and its Funds.

         In the event that the Adviser provides any of these services or pays any of these expenses, the Trust and any affected Fund will promptly reimburse the Adviser therefor.

         The services of the Adviser to the Trust and its Funds hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

         4. As compensation for the Adviser's services to the Trust with respect to each Fund during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate set forth on Schedule 2 for such Fund.

         The Adviser's fee is computed as of the close of business on each business day.

         A pro rata portion of the Trust's fee with respect to a Fund shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

         5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("SubAdviser") to provide the Trust with respect to all or any of its Funds all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such SubAdviser all of Adviser's rights, obligations, and duties hereunder.

         6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any of its Funds in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or any of its Funds or acting on any business of the Trust or any of its Funds (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust or any of its Funds and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.

         7. The Trust shall cause the books and accounts of each of its Funds to be audited at least once each year by a reputable independent public accountant or organization of public accountant or organization of public accountants who shall render a report to the Trust.

         8. Subject to and in accordance with the Declaration of Trust of the Trust, the governing documents of the Adviser and the governing documents of any SubAdviser, it is understood that Trustees, Directors, officers, agents and shareholders of the Trust or any Adviser are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of First Union Corporation or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of First Union Corporation are or may be interested in the Trust or any Adviser as Trustees, Directors, officers, shareholders or otherwise; that the Adviser (or any such successor) is or may be interested in the Trust or any SubAdviser as shareholder, or otherwise; and that the effect of any such adverse interests shall be governed by the Declaration of Trust of the Trust, governing documents of the Adviser and governing documents of any SubAdviser.

         9. This Agreement shall continue in effect for two years from the date set forth above and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

         10. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of any Fund with respect to that Fund; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser with respect to a Fund. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

         11. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the affected Funds and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, any predecessor of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust or the affected Funds shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

         12. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

         13. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                       [EVERGREEN EQUITY TRUST OR
                                       EVERGREEN VARIABLE ANNUITY
                                       TRUST]

                                       By:
                                         ----------------------------
                                          NAME:
                                          TITLE:


                                       EVERGREEN INVESTMENT
                                       MANAGEMENT COMPANY, LLC


                                       By:------------------------------
                                           NAME:
                                           TITLE:

                                   Schedule 1
                                   ----------

                        [Evergreen Capital Growth Fund]

                       [Evergreen VA Capital Growth Fund]

                                   Schedule 2
                                   ----------


          As compensation for the Advisor's services to the Fund during the period of this Agreement, each Fund will pay to the Advisor a fee at the annual rate of:

        I. [Evergreen Capital Growth Fund] [Evergreen VA Capital Growth Fund]
        ----------------------------------------------------------------------

               0.80% of the Average Daily Net Assets of the Fund

               computed as of the close of business on each business day.

                                                                  EXHIBIT B

                        MORE INFORMATION ABOUT EVERGREEN

         Evergreen also serves as investment advisor to the following investment companies, which have investment objectives similar to the Funds', at the fee rates set forth below.

------------------------------------------ -------------------------------------- --------------------------------------
                                                      APPROXIMATE NET
                                                       ASSETS AS OF
                                                      MARCH 31, 2001                        ANNUAL INVESTMENT
                  FUND                                                                        ADVISORY FEE
------------------------------------------ -------------------------------------- --------------------------------------
------------------------------------------ -------------------------------------- --------------------------------------

------------------------------------------ -------------------------------------- --------------------------------------
------------------------------------------ -------------------------------------- --------------------------------------
Evergreen Aggressive Growth Fund                       $275,709,802                               0.52%
------------------------------------------ -------------------------------------- --------------------------------------
------------------------------------------ -------------------------------------- --------------------------------------
Evergreen Fund                                        $1,104,274,806
                                                                                       0.80% of first $500 million
                                                                                     0.75% of the next $500 million
                                                                                      0.70% of the next $1 billion
                                                                                    0.675% of amounts over $2 billion
------------------------------------------ -------------------------------------- --------------------------------------
------------------------------------------ -------------------------------------- --------------------------------------
Evergreen Large Company Growth Fund                    $733,249,600                    0.61% of first $100 million
                                                                                       0.56% of  next  $100 million
                                                                                       0.51%  of next $100  million
                                                                                       0.46%  of  next $100  million
                                                                                       0.41%  of next  $100  million
                                                                                       0.36% of  next $500 million
                                                                                       0.31% of  next $500 million
                                                                                   0.26% of amounts over $1.5 billion
------------------------------------------ -------------------------------------- --------------------------------------
------------------------------------------ -------------------------------------- --------------------------------------
Evergreen Omega Fund                                  $1,722,693,875                    0.66% of first $250 million
                                                                                        0.585% of next $250 million
                                                                                        0.510% of next $500 million
                                                                                     0.410% of amounts over $1 billion
------------------------------------------ -------------------------------------- --------------------------------------
------------------------------------------ -------------------------------------- --------------------------------------
Evergreen Select Core Equity Fund                     $1,860,839,393                              0.62%
------------------------------------------ -------------------------------------- --------------------------------------
------------------------------------------ -------------------------------------- --------------------------------------
Evergreen Select Secular Growth Fund                   $441,481,191                               0.62%
------------------------------------------ -------------------------------------- --------------------------------------
------------------------------------------ -------------------------------------- --------------------------------------
Evergreen Select Strategic Growth Fund                 $633,636,642                               0.62%
------------------------------------------ -------------------------------------- --------------------------------------
------------------------------------------ -------------------------------------- --------------------------------------
Evergreen VA Fund                                       $54,027,927
                                                                                       0.75% of first $500 million
                                                                                     0.725% of the next $500 million
                                                                                    0.70% of amounts over $1 billion
------------------------------------------ -------------------------------------- --------------------------------------

                                                                   EXHIBIT C

                                     FORM OF
                             SUB-ADVISORY AGREEMENT


         AGREEMENT made as of this _____ day of _______, 2001, by and between Evergreen Investment Management Company, LLC (the "Adviser"), and Pilgrim Baxter Value Investors, Inc. (the "Sub-adviser").

         WHEREAS, the Adviser serves as investment adviser of the [EVERGREEN CAPITAL GROWTH FUND OR EVERGREEN VA CAPITAL GROWTH FUND ] (the "Fund"), a series of [EVERGREEN EQUITY TRUST OR EVERGREEN VARIABLE ANNUITY TRUST] (the "Trust"), a Delaware business trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act") and the Securities Act of 1933 (the "Registration Statement"); and

         WHEREAS,   the  Trust  is  comprised  of  several  separate  investment portfolios, one of which is the Fund; and

         WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Fund; and

         WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other clients and desires to provide such services to the Adviser;

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, it is agreed as follow:

         1. EMPLOYMENT OF THE SUB-ADVISER. The Adviser hereby employs the Sub-adviser to manage the investment and reinvestment of the Fund's assets, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Fund or the Trust in any way. The Sub-adviser may execute on behalf of the Fund agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Fund.

         2. OBLIGATIONS OF AND SERVICES TO BE PROVIDED BY THE SUB-ADVISER. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

                  a. The Sub-adviser shall manage the investment and reinvestment of the portfolio assets of the Fund, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Fund set forth in the Fund's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect and communicated to Sub-adviser (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all current Governing Documents and current Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Fund. The Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Fund's shareholders, vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held in the Fund.

                  b. Absent  instructions  of the Adviser to the  contrary,  the
         Sub-adviser shall, in the name of the Fund, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. The Sub-adviser shall use its best efforts to obtain "best execution" on all portfolio transactions executed on behalf of the Fund, provided that, so long as the Sub-adviser has complied with Section 28(e) of the Securities Exchange Act of 1934, the Sub-adviser may cause the Fund to pay a commission on a transaction in excess of the amount of commission another broker-dealer would have charged. On occasions when the Sub-adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-adviser, the Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain best execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

                  c. In connection with the placement of orders for the execution of the portfolio transactions of the Fund, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of securities by the Sub-adviser on behalf of the Fund required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

                  d. The Sub-adviser shall bear its expenses of providing services pursuant to this Agreement.

         3. COMPENSATION OF THE SUB-ADVISER. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee at the annual rate set forth in Schedule A hereto of the value of the Fund's average daily net assets. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Fund's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

         4. OTHER ACTIVITIES OF THE SUB-ADVISER. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not materially impaired.

         5. USE OF NAMES. The Adviser shall not use the name of the Sub-adviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust or the Fund in any manner not approved prior thereto by the Sub-adviser; provided, however, that the Adviser may use the name of the Sub-adviser and its affiliates in any such material that merely refers in accurate terms to the Sub-adviser's appointment hereunder. The Sub-adviser shall not use the name of the Trust or the Adviser in any material relating to the Sub-adviser in any manner not approved prior thereto by the Adviser; provided, however, that the Sub-adviser may use the name of the Adviser or the Trust in any material that merely refers in accurate terms to the appointment of the Sub-adviser hereunder.

         6. LIABILITY OF THE SUB-ADVISER. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Sub-adviser, the Sub-adviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.

         7. LIMITATION OF TRUST'S LIABILITY. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the Fund and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

         8. RENEWAL, TERMINATION AND AMENDMENT. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for two years from the date set forth above and after such date (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such renewal has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser, the Sub-advisor or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated at any time without payment of any penalty, by the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Fund upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the investment advisory agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meaning set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Fund's outstanding voting securities.

         9. CONFIDENTIAL RELATIONSHIP. Any information and advice furnished by either party to this Agreement to the other shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation or as necessary in the performance of the Sub-adviser's duties hereunder. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Fund in connection with providing composite investment results and related information of the Sub-adviser.

         10. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         11. MISCELLANEOUS. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.


                             EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

                               By: _______________________________
                                     Name:
                                     Title:


                               PILGRIM BAXTER VALUE INVESTORS, INC.

                               By: _______________________________
                                     Name:
                                     Title:

                                   SCHEDULE A

                                      FEES

                       0.20% of average daily net assets.

                                                                    EXHIBIT D

                      MORE INFORMATION ABOUT PILGRIM BAXTER

         Pilgrim Baxter also serves as investment adviser or sub-advisor to the following investment companies, which have investment objectives similar to the Funds', at the fee rates set forth below.

============================================== ======================================== =============================
                                                           APPROXIMATE NET                   ANNUAL INVESTMENT
                                                            ASSETS AS OF                     SUB-ADVISORY FEE*
FUND                                                       MARCH 31, 2001
============================================== ======================================== =============================
============================================== ======================================== =============================
PBHG Large Cap Value Fund                                      $420,981,798                       0.50%
---------------------------------------------- ---------------------------------------- -----------------------------
---------------------------------------------- ---------------------------------------- -----------------------------
PBHG Select Value Portfolio                                    $217,239,235                       0.40%
============================================== ======================================== =============================

* Each Fund's Annual Sub-Advisory Fees are paid to Pilgrim Baxter Value Investors, Inc. by Pilgrim Baxter & Associates, Ltd., the Funds' investment advisor. The investment advisory fees paid by the Funds to Pilgrim Baxter and Associates, Ltd. is 0.65%.

                         EVERGREEN CAPITAL GROWTH FUND

                        EVERGREEN VA CAPITAL GROWTH FUND


                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!


                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


              Please fold and detach at perforation before mailing.



THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF EVERGREEN EQUITY TRUST AND EVERGREEN VARIABLE
ANNUITY TRUST. PLEASE INDICATE YOUR VOTE BY PLACING AN "X" IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

                                                           For  Against  Abstain
1.    To approve a new investment advisory agreement       [  ]   [  ]      [  ]
      between your Fund(s) and Evergreen Investment
      Management Company, LLC

2.    To approve a new investment sub-advisory agreement   [  ]   [  ]      [  ]
      between Evergreen Investment Management Company, LLC and Pilgrim Baxter Value Investors, Inc. with respect to your Fund(s).

3.    To transact such other business as may properly      [  ]   [  ]      [  ]
      come before the Meeting or any adjournment thereof.

  EVERGREEN CAPITAL GROWTH FUND
EVERGREEN VA CAPITAL GROWTH FUND

                                                 VOTE TODAY BY MAIL,
                                        TOUCH-TONE PHONE OR THE INTERNET
                                             CALL TOLL-FREE 1-888-221-0697
                                         OR LOG ON TO WWW.PROXYWEB.COM



VOTE THIS PROXY CARD TODAY!
YOUR PROMPT RESPONSE WILL SAVE THE
EXPENSE OF ADDITIONAL MAILINGS

           Please fold and detach card at perforation before mailing.



                 SPECIAL MEETING OF SHAREHOLDERS - MAY 18, 2001

The undersigned hereby appoints Catherine E. Foley, Sally E. Ganem, Michael H. Koonce and Maureen E. Towle and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Evergreen Capital Growth Fund, a series of Evergreen Equity Trust, and Evergreen VA Capital Growth Fund, a series of Evergreen Variable Annuity Trust (collectively, the "Funds"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Funds to be held at the offices of the Evergreen Funds at 200 Berkeley Street, Boston, Massachusetts 02116 on May 18, 2001, at 10:00 a.m. and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals relating to the Funds. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                    Date:                     , 2001
                                         ---------------------

                                    NOTE:  PLEASE SIGN  EXACTLY AS YOUR  NAME(S)
                                    APPEAR ON THIS PROXY.


                                    ------------------------------------------
                                    Signature(s) and Title(s), if applicable


                                    IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY.
                                    WHEN   SIGNING   AS   ATTORNEY,    EXECUTOR,
                                    ADMINISTRATOR,    TRUSTEE,    GUARDIAN,   OR
                                    CUSTODIAN FOR A MINOR, PLEASE GIVE YOUR FULL
                                    TITLE.   WHEN   SIGNING   ON   BEHALF  OF  A
                                    CORPORATION   OR   AS  A   PARTNER   FOR   A
                                    PARTNERSHIP,  PLEASE GIVE THE FULL CORPORATE
                                    OR PARTNERSHIP NAME AND YOUR FULL TITLE.